Exhibit 99.1

Driving Business Performance Driving Business Performance Introduction to MAM Software Group, Inc. Brian H. Callahan Executive Vice President & Chief Financial Officer March 2016

Driving Business Performance Safe harbor statement Statements and/or figures included in this presentation that are not historical facts (including any statements or projection s c oncerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto ), are forward - looking statements. These statements can be identified by the use of forward - looking terminology including “forecast,” “ may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements discuss future exp ect ations, contain projections of results of operations or of financial condition or state other “forward - looking” information. We and our representatives may from time to time make other oral or written statements that are also forward - looking statements. These forward - looking statements are made based upon management’s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company’s future prospects and therefore involve a number of risks a nd uncertainties. MAM Software Group, Inc. cautions that forward - looking statements are not guarantees and that actual results coul d differ materially from those expressed or implied in the forward - looking statements. Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those expr essed or implied by these forward - looking statements for a number of important reasons. MAM Software Group, Inc. expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events , or otherwise. 2

Driving Business Performance Who are we? MAM Software is a provider of cloud based and on - premise business solutions and services for the automotive aftermarket and other vertical markets Investment highlights ● Founded in 1984 ● NASDAQ CM: MAMS ● TTM Total Revenue $31.5m (Dec 31, 2015) ● TTM Recurring Revenue 78% (Dec 31, 2015) ● US & UK operations (220 full time and 6 part time) ● Approx. 4,700 customers $31.5m TTM TOTAL REVENUE 78% TTM RECURRING REVENUE 3

Driving Business Performance ● Strong UK aftermarket position (~70% wholesale market share) ● Industry leader with high: ○ Proven technology ○ Widespread market acceptance ○ Mature relationships with leading groups ● Comprehensive product portfolio comprising modern complementary solutions ● Significant customer base with strong recurring revenues ● High levels of customer retention ● Growth opportunity in cloud solutions (SaaS, DaaS) ● Expansion opportunities into international markets ● Exceptional staff with extensive knowledge and experience What are our strengths? 2 1 3 ~70% 4

What do we do?



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MAM Software develops a range of business management, data and e-commerce solutions that help companies conduct their business more efficiently, encourage customer loyalty and increase revenue

Business Management Software

- Wholesale & retail sales
- Purchasing & inventory
- Warehouse management
- Integrated accounting
- Business intelligence & CRM

e-Commerce Solutions

- B2B web portals
- B2C websites
  - Online Booking
  - Digital marketing
- Internet EDI

Mobile Applications

- Vehicle health check
- Damage inspection
- Inventory control
- Reps module

Data Products & Services

- Data as a Service (DaaS)
  - Allmakes catalogue
  - VRM lookup

Delivery

- Cloud
  - Hosted SaaS
  - Browser SaaS
- On-premise

Integration Platform as a Service (iPaaS)

MAM SOFTWARE

Driving Business Performance

Driving Business Performance Who are our target markets? ● UK and US automotive aftermarkets (parts and accessories, tires) ● UK vertical markets (including builders merchants, electrical wholesalers, plumbers merchants and general wholesaling) ● MAM Solutions help to connect each link in the supply chain from the manufacturer to consumer PARTS MANUFACTURER WAREHOUSE DISTRIBUTOR TIRE MANUFACTURER MANUFACTURER TIRE WHOLESALE JOBBER ACCESSORY RETAILER AUTO REPAIR SHOP TIRE DEALER MERCHANT CONSUMER Tire Parts Verticals 6

Driving Business Performance Who are our customers? UK Parts US Parts US Auto Repair & Tire UK Verticals 7

Driving Business Performance Acquisitions ● Existing MAM partner with a good working relationship ● Small agile company with growing reputation for delivering successful B2C and B2B e - commerce projects ● Knowledgeable staff with extensive experience of automotive aftermarket car parts sector and other vertical markets ● Strategy to upsell solutions to existing customers and create new opportunities for our business management software and data solutions MAM Software acquires Origin Software Solutions "By joining forces with MAM Software, we believe we can provide an unparalleled level of products and services. Selling automotive parts online is not as simple as many people believe, simply due to the vast array of data that requires integrating to the end solution. By joining the MAM Group, we are able to leverage existing back - office expertise to provide online sales channels that can be easily managed alongside bricks - and - mortar operations.” Giles Greenslade, Managing Director of Origin Software Solutions 8

Driving Business Performance Enterprise wins “Ultimately, MAM was selected because it best exhibited the ability to incorporate our current/future needs, and the infrastructure to be the long term system solution for Goodyear Retail and Goodyear dealers.” Chris Robinson, Director Dealer Retail, Goodyear North America Goodyear Strategic Agreement ● MAM Selected by Goodyear as Strategic IT Supplier ● MAM to provide next - generation Point - of - Sale (POS) System to replace existing Goodyear Business Management System (GBMS) ○ Approx. 600 corporate owned locations use GBMS ○ Approx. 670 independently owned locations use GBMS ○ Approx. 1,000 additional locations not using GMBS ● Long - term collaborative project ● New solution (VAST Online) to be built on existing MAM Autowork Online cloud POS platform 9

Driving Business Performance Enterprise wins ALLDATA Strategic Agreement "Our partnership with MAM Software in designing Manage Online is the perfect example of our dedication to quality. MAM helped create a powerful cloud - based shop management system that helps our customers run their shops with fewer headaches and more successes.” Mitch Major, President ALLDATA ● Successful launch of white - label MAM cloud shop management system (SMS) ● ALLDATA is a leading provider of manufacturers’ automotive repair information and solutions, owned by AutoZone (NYSE: AZO) ● Current customer base of approx. 80,000 automotive repair and collision shop subscribers ● ALLDATA to supply AAMCO - a national network of 700 independent service centers - a customized shop management system, developed by MAM 10

Driving Business Performance Growth opportunities Sector Customers Addressable Total Market (Businesses) Avg. Annual SaaS Revenue per Business Avg. Annual DaaS Revenue per Business Potential Annual XaaS Market Value Auto Parts Stores – wholesale and retail 1,369 2,004 ** $10,000 $4,500 $29m Wholesale & Retail Tire Dealers 26 1,920 ** $6,000 $1,700 $15m Auto Repair Shops 2,766* 25,000 ** $1,186 n/a $30m Verticals (merchants) 71 2,348 ** $11,000 n/a $26m Sector Customers Addressable Total Market (Businesses)* Avg. Annual SaaS Revenue per Business* Avg. Annual DaaS Revenue per Business* Potential Annual XaaS Market Value* Auto Parts Businesses – Wholesale and Retail 1,369 2,000 $10,000 $5,200 $30m Wholesale & Retail Tire Dealers 23 2,500 $6,000 $1,600 $19m Auto Repair Shops 1 2,697 25,000 $1,322 n/a $34m Verticals (Merchants) 82 2,500 $12,000 n/a $30m *Source = MAM estimates ● United Kingdom ○ Continued growth in automotive sector – SaaS & DaaS solutions ○ New products and services – mobile and e - commerce ○ Growth in the tire sector ○ Vertical markets ○ Acquisitions 11

Growth opportunities

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- North America
  - Continued growth in parts distribution sector – SaaS & DaaS solutions
  - Increased penetration in tire sector – Selected by Goodyear as strategic IT supplier
  - Growth in auto repair shop sector – SaaS based shop management system (SMS) – ALLDATA launched white-label MAM cloud shop management system
  - Future expansion into vertical markets
  - Acquisitions

Sector	Customers / Outlets	Addressable Total Market (Outlets)*	Avg. Annual SaaS Revenue per Outlet**	Avg. Annual DaaS Revenue per Outlet**	Potential Annual XaaS Market Value**
Warehouse Distributors & Auto Parts Stores	108/645	16,900	$10,000	$1,650	$197m
Wholesale & Retail Tire Dealers	168/481	19,700	$6,000	$700	$132m
Auto Repair Shops	253/1523	78,500	$1,550	$425	$155m

*Source = AAIA 2015 Factbook (2013 data) Adjusted for large companies with internally developed systems **Source = MAM estimates

MAM SOFTWARE

Driving Business Performance

Driving Business Performance SaaS progress KPIs +13.5% Software as a Service progress - Key Performance Indicators (December 31, 2015) <2% +45% 5 MONTHS YEAR ON YEAR QUARTERLY INCREASE IN USER COUNTS YEAR ON YEAR QUARTERLY INCREASE IN SaaS REVENUE CUSTOMER ACQUISITION COSTS (CAC) RECOVERY PERIOD QUARTERLY CHURN RATE FOR Q2 2016 (CUSTOMER RELATIONSHIPS THAT MAM OWNS) 13

Driving Business Performance Financials Selected Financial Data Ticker Symbol MAMS (NASDAQ CM) Recent 52 Week Range ended 12/31/15 $4.76 - $7.48 Fiscal Year End Jun - 30 Fully Diluted Shares for the Second Quarter of 2016 13,005,870 Enterprise Value December 31, 2015 Shares Outstanding (count) 12,434,887 Closing Price $6.95 Equity Value $86,422,000 Debt $10,500,000 Less Cash: $(1,260,000) Enterprise Value $95,662,000 Trailing Twelve Months Adj EBITDA $4,831,000 14

Driving Business Performance $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $ 2012 2013 2014 2015 Q2 2016 TTM $26,100 $27,466 $30,690 $31,638 Value (Thousands) Financials MAM Software Group Revenue 25% $7,989 75% $23,649 27% $8,310 73% $22,380 30% $8,276 70% $19,190 69% $17,900 31% $8,200 $31,455 22% $7,042 78% $24,413 Non - Recurring Revenue Recurring Revenues 15

Driving Business Performance Financials MAM Software Group Revenue (TTM Q2 2016) Recurring Cloud Revenue $15.64M 49.73% Hardware Revenue $1.20M 3.81% Professional Services Revenue $2.00M 6.37% DaaS $9.71M 30.85% SaaS $5.94M 18.88% Software/System Revenue $3.84M 12.21% Recurring Software Support Revenue $8.77M 27.88% One Time Revenue $7.04M 22.39% 16

Driving Business Performance Financials Statement of Operations For the Three Months Ended December 31, For the Six Months Ended December 31, 2015 2014 2015 2014 Revenue $7,901,000 $7,871,000 $15,896,000 $16,078,000 Cost of Revenues $3,568,000 $3,209,000 $7,218,000 $6,514,000 Gross Margin $4,333,000 $4,662,000 $8,678,000 $9,564,000 Operating Expenses $3,575,000 $3,534,000 $6,896,000 $7,624,000 Operating Income $758,000 $1,128,000 $1,782,000 $1,940,000 Other Income (Expense) $173,000 ($1,000) $163,000 ($5,000) Income before Income Taxes $931,000 $1,127,000 $1,945,000 $1,935,000 Provision for Income Taxes ($193,000) ($202,000) ($377,000) ($401,000) Net income $738,000 $925,000 $1,568,000 $1,534,000 Earnings per share - Basic $0.06 $0.07 $0.12 $0.11 Earnings per share – Diluted $0.06 $0.07 $0.12 $0.11 17

Driving Business Performance Financials *Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization adjusted to exclude non - cash equit y compensation, and other special non - recurring charges. Adjusted EBITDA is commonly used by management and investors as an indicator of operating performance and liq uidity. Adjusted EBITDA is not considered a measure of financial performance under GAAP and it should not be considered as an alternative to net income (los s), or other financial statement data presented in accordance with GAAP in our consolidated financial statements. Calculation of Adjusted EBITDA* (in thousands) For the Three Months Ended December 31, For the Six Months Ended December 31, For the TT Months Ended December 31, 2015 2014 2015 2014 2015 Net Income (GAAP) $755 $925 $1,585 $1,534 $3,039 Interest Expense 44 1 54 5 62 Taxes 193 202 377 401 798 Depreciation and Amortization 183 132 336 358 577 Non - cash Equity Compensation 101 201 129 349 355 Adjusted EBITDA* (Non - GAAP) $1,259 $1,461 $2,477 $2,647 $4,831 18

Driving Business Performance Financials Condensed Balance Sheet As of December 31, June 30, June 30, June 30, 2015 2015 2014 2013 Assets Cash and Cash Equivalents $1,260,000 $6,793,000 $7,008,000 $4,061,000 Accounts Receivable 3,867,000 4,243,000 3,857,000 3,511,000 All Other Current Assets 1,411,000 1,907,000 1,716,000 2,175,000 Total Current Assets 6,538,000 12,943,000 12,581,000 9,747,000 Long - Term Assets 14,820,000 12,978,000 12,164,000 11,594,000 Total Assets $21,358,000 $25,921,000 $24,745,000 $21,341,000 Liabilities and Stockholders' Equity Total Current Liabilities $7,855,000 $7,274,000 $6,982,000 $6,245,000 Total Long - Term Liabilities 9,440,000 250,000 488,000 474,000 Total Liabilities 17,295,000 7,524,000 7,470,000 6,719,000 Total Stockholders' Equity 4,063,000 18,397,000 17,275,000 14,622,000 Total Liabilities and Stockholders' Equity $21,358,000 $25,921,000 $24,745,000 $21,341,000 19

Driving Business Performance Financial model *Assuming revenue splits of approximately 88% recurring and 12% non - recurring and based on current visibility. Other internal assumptions also included in forward numbers 2014 (ACTUAL) 2015 (ACTUAL) Future* ($50M in Revenue) Sales Level ($ millions) $30.7 $31.6 $50 Gross Margin (% of sales) 56.0% 57.2% 62% R&D (% of sales) 12.0% 12.2% 9.5% SG&A ($ millions) $10.0 $9.8 $10.7 Adj. EBITDA Margin (% of sales) 13.8% 15.8% 30% - 33% Net Margin (% of sales) 5.4% 9.5% 20% - 23% 20

Driving Business Performance Financial model Margin profile as new model scales 2014 2015 at $50M* *Assuming revenue splits of approximately 88% recurring and 12% non - recurring and based on current visibility. Other internal assumptions also included in forward numbers 13.8% 32.6% 12.0% 44.0% 15.8% 31.0% 12.2% 42.0% 37.8% 9.5% 21.3% 31.4% Adj. EBITDA SG&A R&D COGS 21

Driving Business Performance ● Oversubscribed tender offer completed on December 1, 2015 ● Repurchased two million shares at $7.50 per share for a total cost of $15 million ● Financed with $4.5 million of cash on hand plus $10.5 million of debt ● Outstanding shares have been reduced by 2 million to 12.4 million as a result ● In December 2015 in connection with the tender offer, we entered into a $12 million credit facility with JPMorgan Chase ● The facility includes a $9.5 million term loan and a $2.5 million revolver. Tender offer Purchase of 2,000,000 Shares of Common Stock 22

Driving Business Performance Investment Highlights ● Highly recurring revenue stream ● Exceptional customer retention rate ● Dominant UK Market Position ● Emerging vendor in an under - penetrated North American market evidenced by wins with ALLDATA/AutoZone (NYSE:AZO) and Goodyear Tire (NASDAQ:GT) ● Opportunity to achieve targeted Net Margins of 20% - 30% at scale 23

Driving Business Performance Questions mam software www.mamsoft.co.uk @mamsoft Thank you. Any Questions? Michael G. Jamieson President & Chief Executive Officer Email: mikej@mamsoft.co.uk Tel: +44 (0) 1226 352900 Brian Callahan Executive Vice President & Chief Financial Officer Email: bcallahan@mamsoftware.com Tel: (484) 860 3358 24